SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS ESG Liquidity Fund
Effective on or about May 1, 2019, the following information replaces the existing similar disclosure under “HOW THE FUND CALCULATES SHARE PRICE” in the “BUYING AND SELLING SHARES” sub-heading of the “INVESTING IN THE FUND” section of the fund’s prospectus:
The fund is open for business each day the New York Stock Exchange (the “Exchange”) is open. Normally, the fund calculates its share price three times every business day at 9:00 a.m. Eastern time, 12:00 p.m. Eastern time and 3:00 p.m. Eastern time. The close of regular trading on the Exchange is typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading. In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the final calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of: (a) 3:00 p.m. Eastern time or (b) the early closing time of the Exchange.
Please Retain This Supplement for Future Reference
February 13, 2019
PROSTKR-09